                                                     ITEM 14(a)3, EXHIBIT 10(x)


                      AGREEMENT FOR THE SALE AND PURCHASE

                                       OF

                               STATE ROYALTY OIL


                                       to


                        TESORO ALASKA PETROLEUM COMPANY



                              THE STATE OF ALASKA
                        Department of Natural Resources


                         Dated as of September 27, 1994

                               TABLE OF CONTENTS


ARTICLE I
     DEFINITIONS ......................................................................      1
        1.1      Commissioner .........................................................      1
        1.2      Daily Royalty Oil ....................................................      1
        1.3      Day ..................................................................      1
        1.4      Effective Date .......................................................      1
        1.5      Field Cost Agreement .................................................      1
        1.6      Leases ...............................................................      1
        1.7      Lessee ...............................................................      2
        1.8      Month ................................................................      2
        1.9      Oil ..................................................................      2
        1.10     Point of Delivery ....................................................      2
        1.11     Royalty Oil ..........................................................      2
        1.12     Royalty Settlement Agreements ........................................      2
        1.13     Royalty Value ........................................................      2
        1.14     TAPS .................................................................      2
        1.15     Unit Agreement .......................................................      3

ARTICLE II
     SALE OF ROYALTY OIL ..............................................................      3
        2.1      Quantity .............................................................      3
        2.2      Quality ..............................................................      4
        2.3      Price of the Royalty Oil .............................................      5
        2.4      Purchase Price Reopener ..............................................      5
        2.5      No Third-Party Intervention ..........................................      6
        2.6      Point and Time of Delivery ...........................................      6
        2.7      Passage of Title and Risk of Loss ....................................      7
        2.8      Tesoro's Responsibility ..............................................      7
        2.9      Transportation Arrangements ..........................................      7
        2.10     Absolute Obligations .................................................      8
        2.11     Date of First Delivery ...............................................      8
        2.12     Performance Guaranty and Reservation Fee .............................      8
        2.13     In-State Processing ..................................................      8

ARTICLE III
     REPRESENTATION AND OBLIGATIONS OF TESORO .........................................      9
        3.1     Good Standing and Due Authorization ...................................      9
        3.2     Financial Condition ...................................................     10
        3.3     Financial Statements ..................................................     10


ARTICLE IV
     MEASUREMENTS AND TESTS ............................................................    11

ARTICLE V
     PAYMENTS AND ACCOUNTING ...........................................................    11
        5.1     Initial Billing ........................................................    11
        5.2     Initial Adjustment .....................................................    12
        5.3     Subsequent Adjustments .................................................    12
        5.4     Payment ................................................................    12
        5.5     Interest ...............................................................    13
        5.6     Late Payment Penalty ...................................................    15
        5.7     Payment to Lessee ......................................................    15
        5.8     Payment to Third Parties ...............................................    15

ARTICLE VI
     TERM ..............................................................................    16

ARTICLE VII
     DEFAULT OR TERMINATION ............................................................    16
        7.1     Default ................................................................    16
        7.2     Failure to Pay Debts ...................................................    18
        7.3     State's Remedies .......................................................    18
        7.4     Tesoro's Exclusive Remedies ............................................    19

ARTICLE VIII
     DISPOSITION OF OIL ................................................................    20
        8.1     Disposition of Oil Upon Default or Termination .........................    20
        8.2     Inability to Receive Oil ...............................................    20
        8.3     No Right to Storage or Underlift .......................................    21

ARTICLE IX
     WAIVER ............................................................................    21

ARTICLE X
     VALIDITY ..........................................................................    21

ARTICLE XI
     FORCE MAJEURE AND CHANGE IN CONDITION .............................................    22
       11.1     Effect of Force Majeure ................................................    22
       11.2     Responsibility .........................................................    22


ARTICLE XII
     NOTICES ...........................................................................    23
       12.1     Method .................................................................    23
       12.2     Change of Address ......................................................    23

ARTICLE XIII
     RULES AND REGULATIONS .............................................................    24

ARTICLE XIV
     SOVEREIGN POWER OF THE STATE ......................................................    24

ARTICLE XV
     SECURITY ..........................................................................    24

ARTICLE XVI
     PREFERENTIAL HIRING AND NON-DISCRIMINATION ........................................    26

ARTICLE XVII
     APPLICABLE LAW ....................................................................    27
       17.1     Alaska Law .............................................................    27
       17.2     Submission to Jurisdiction .............................................    27

ARTICLE XVIII
     WARRANTIES ........................................................................    27

ARTICLE XIX
     AMENDMENT .........................................................................    27

ARTICLE XX
     SUCCESSORS AND ASSIGNS ............................................................    28

ARTICLE XXI
     HEADINGS ..........................................................................    28

ARTICLE XXII
     RECORDS ...........................................................................    28
       22.1     Preservation of Records ................................................    28
       22.2     Inspection of Records of Parties .......................................    29

ARTICLE XXIII
     INTERPRETATION OF TERMS AND CONDITIONS ............................................    29

ARTICLE XXIV
     COUNTERPARTS ......................................................................    30


SIGNATURES .............................................................................    30
ACKNOWLEDGEMENT ........................................................................    31
EXHIBT A ...............................................................................    33

                           AGREEMENT FOR THE SALE AND

                            PURCHASE OF ROYALTY OIL

     THIS AGREEMENT is effective as of September 27, 1994 by and between the State of Alaska (State) and Tesoro Alaska Petroleum Company (Tesoro), a Delaware corporation with its principal offices located at 3230 C Street, Anchorage, Alaska 99503.

                                  ARTICLE I

                                 DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Commissioner" means the Commissioner of the Alaska Department of Natural Resources or his designee.

     1.2 "Daily Royalty Oil" means the quantity of Royalty Oil produced by the Lessees from the Prudhoe Bay Unit Area in a Day except as provided in Section 2.1(b).

     1.3 "Day" means a period of twenty-four (24) consecutive hours, beginning at 12:01 a.m., Alaska Standard Time.

     1.4   "Effective Date" shall have the meaning set out in Article VI.

     1.5 "Field Cost Agreement" means the Prudhoe Bay Royalty Settlement Agreement effective April 1, 1980.

     1.6 "Leases" means the Oil and Gas leases which are subject to the terms of the Prudhoe Bay Unit Agreement.

         1.7 "Lessee" means any person owning a working interest in any of the Leases.

         1.8 "Month" means the period beginning at 12:01 a.m., Alaska Standard Time, on the first Day of the calendar Month and ending at the same time on the first Day of the next succeeding calendar Month.

         1.9 "Oil" shall have the same meaning as the word "oil" under the Leases and the Unit Agreement, except where inconsistent with Sections 2.1(b) and 2.2 of this Agreement, in which case Sections 2.1(b) and 2.2 shall control. For purposes of this Agreement, "Oil" shall also include natural gas liquids ("NGLs").

         1.10  "Point of Delivery" shall have the meaning set out in Section
2.6.

         1.11 "Royalty Oil" means the Oil which the State may take in-kind (in amount) as its royalty under the Leases whether or not the State has elected to take or is taking that royalty in-kind except as provided in Section 2.1(b).

         1.12 "Royalty Settlement Agreements" means the written royalty settlement agreements between the State and BP Exploration (Alaska) Inc. ("BP") dated December 31, 1991; the State and Atlantic Richfield Company and ARCO Alaska, Inc., ("ARCO") dated September 12, 1990; and the State and Exxon Corporation ("Exxon") dated December 31, 1991.

         1.13 "Royalty Value" means the royalty value of all liquid hydrocarbons from the Prudhoe Bay Unit calculated in accordance with the Royalty Settlement Agreements for West Coast placements as explained in Section 2.3.

         1.14  "TAPS" means the Trans Alaska Pipeline System.

         1.15 "Unit Agreement" means the Prudhoe Bay Unit Agreement effective April 1, 1977, by and between the Lessees and the State, as amended from time to time.

                                   ARTICLE II

                              SALE OF ROYALTY OIL

         2.1    Quantity.

                2.1(a) Prudhoe Bay Unit Quantity. The State agrees to sell to Tesoro and Tesoro agrees to buy from the State that amount of Oil equal to 27.2% of the Daily Royalty Oil (Maximum Quantity).

         Subject to the limitations below, Tesoro may at any time decrease or increase the amount of Oil to be tendered but not the Maximum Quantity provided above. To increase or decrease the amount of Oil to be tendered, Tesoro must give the State at least six Months and ten Days written notice. If, however, the increase or decrease is less than ten percent of Tesoro's then current in-kind nomination, Tesoro must give at least one hundred Days written notice. In addition, the new tendering will take effect on the first Day of the Month after the applicable notice period expires.

         It is understood and agreed that the volume of Daily Royalty Oil available to the State will vary and may be interrupted from time to time, and depends upon a variety of factors, including the rate of production from the Leases. The State disclaims and Tesoro waives any representation, covenant or warranty, expressed or implied, as to the specific quantity or the total or daily, monthly, average, or aggregate volume of Royalty Oil to be sold or tendered under this Agreement. The State warrants that it has good title to the Oil tendered under this Agreement.

If the State underlifts or stores Royalty Oil at the Prudhoe Bay Unit, or if the State recovers underlifted or stored Royalty Oil, the quantity of Oil tendered under this Agreement shall be calculated as if no Royalty Oil was underlifted or stored or recovered.

               2.1(b) Initial Participating Areas Quantity. It is understood and agreed that the State may choose, in its sole discretion, to sell Tesoro, and Tesoro agrees to buy from the state, oil that is produced solely from the Initial Participating Area of the Prudhoe Bay Unit rather than from al1 participating areas and Leases within the Prudhoe Bay Unit Agreement. If the State so elects, the Maximum Quantity of Oil shall equal 30.5% of the Royalty Oil produced from the Initial Participating Areas in a Day. If the State so elects, the Terms Daily Royalty Oil, Oil, and Royalty Oil shall have the same meaning set forth in Article I as limited in this section.

         2.2 Quality. The Oil sold shall be the same quality as the Royalty Oil delivered by the Lessees to the State at the Point of Delivery from the Prudhoe Bay Unit Area. It is understood and agreed that the quality of the Oil sold may vary from time to time. The State disclaims, and Tesoro waives, any guarantee, representation, or warranty, either expressed or implied, of merchantability, fitness for use, or suitability for any particular use or purpose, or otherwise, of any of the Oil delivered under this Agreement or as to any specific, average, or overall quantity or characteristic of Oil to be sold or tendered under this Agreement. Tesoro expressly waives any claim that any liquid hydrocarbons made available to the State by the Lessees, including such substances as crude oil, condensate, natural gas liquids, or return oil from the Prudhoe Bay Unit Crude Oil Topping Plant, that may be blended with crude by the Lessees before the Point of Delivery and tendered as a common stream by the Lessees to the State as Royalty Oil are not Oil, for purposes of this Agreement.

         2.3 Price of the Royalty Oil. The price each Month for Oil purchased under this Agreement shall be the average Royalty Value (weighted by production volume) for that Month of Oil delivered to the West Coast by ARCO, BP, and Exxon from the Prudhoe Bay Unit production for which the Royalty Value is determined by the Royalty Settlement Agreements. For ARCO, the Royalty Value shall be determined according to the Royalty Value Formula stated in Section III.A. of its Royalty Settlement Agreement without any field costs or processing fees deduction. For Exxon, the Royalty Value shall be determined according to the Royalty Value calculation stated in Section 3.1 c) of its Royalty Settlement Agreement, except that the Average Valdez Netback shall be the West Coast Valdez Netback. For BP, the Royalty Value shall be determined according to the Royalty Value stated in Section 3.2 c) of its Royalty Settlement Agreement, except that the Average Valdez Netback shall be the West Coast Valdez Netback. Exhibit A is an illustrative calculation of the Monthly Price.

         If any applicable law of the United States of America or any rule or regulation promulgated by a federal agency will, in the judgment of the State, operate to prohibit or prevent the State from receiving the full amount due under the above provision, Tesoro's obligation to pay the amount of the purchase price in excess of the amount permitted will be suspended or adjusted to the minimum extent required for the State to comply with that law, rule or regulation.

         2.4 Purchase Price Reopener. Neither the State nor Tesoro shall have the right to reopen this Agreement. Further, due to potential unpredictable increased costs to Tesoro posed by any changes to Article III of the BP or Exxon Royalty. Settlement Agreements or Paragraph III.A. of the ARCO Royalty Settlement Agreement and/or any changes made under the Reopener procedures of
Article IV of the BP or Exxon Royalty Settlement Agreements or

Paragraph III.B. of the ARCO Royalty Settlement, the State shall give Tesoro notice of such changes or a Notice of Reopener initiated by either BP, Exxon, ARCO, or the State. Such notice shall include information on the nature of such changes and/or the Reopener, the requested effective date of any such changes or proposed changes, and the position taken by BP, Exxon, or ARCO and the State. Any changes and/or Reopener action under the Royalty Settlement Agreements will give Tesoro the right to terminate this contract upon six Months and ten Days written notice to the State.

         2.5 No Third-Party Intervention. Tesoro shall not intervene or otherwise participate in any way regarding litigation, styled ANS Royalty Litigation, Case No. 1-JU-77-847, any future royalty settlement agreements with the Lessees, or reopeners or other discussions under or pertaining to royalty settlement agreements. Any judgment resulting from the ANS Royalty Litigation, any future royalty settlement agreements, or any reopener under any of the Royalty Settlement Agreements shall be conclusively binding upon Tesoro whether or not Tesoro agrees with or consents to the terms of any such judgment, settlement, or reopener. Furthermore, Tesoro has no independent right to invoke any of the provisions of the Royalty Settlement Agreements. If the Royalty Value is modified in the future as a result of a modification of any of the Royalty Settlement Agreements, a corresponding retroactive modification will be made to the price term of this Agreement and interest will apply to the modification, whether resulting in an overpayment or underpayment, as set forth in Section 5.6. Tesoro agrees to be conclusively bound by any such modification agreed to by the State and BP, Exxon, or ARCO.

         2.6 Point and Time of Delivery. Simultaneously with receipt of its Royalty Oil from its Lessees, the State shall tender the Oil to Tesoro where the State receives the Royalty

Oil from its Lessees. That point presently agreed to by the State and its Lessees in Article 2.3 of the Field Cost Agreement is the TAPS Pump Station No. 1 Prudhoe Bay Custody Transfer meter ("Transfer Meter").

         2.7 Passage of Title and Risk of Loss. Title and risk of loss to the Oil sold under this Agreement shall pass from the State to Tesoro for all purposes when the State tenders the Oil at the Point of Delivery.

         2.8 Tesoro's Responsibility. Tesoro shall be responsible for the Oil after passage of title. Tesoro will indemnify and hold the State harmless from and against any and all claims, costs, damages (including reasonably foreseeable consequential damages), expenses, or causes of action arising from or in connection with any transaction or event which relates to the Oil after title has passed to Tesoro.

         2.9   Transportation  Arrangements.    Tesoro  shall  make  all
necessary arrangements for transporting the Oil sold under this Agreement from the Point of Delivery, including satisfaction of line fill obligations and storage tank bottom requirements of the TAPS, if any. If requested by the State, Tesoro shall submit specific information concerning its arrangement for transportation of the Oil sold under this Agreement through and away from the TAPS and for the resale or other disposal of the Oil. Such information may include the specific tenders of Oil made to the TAPS and identification of tankers, if any, which will transport the Oil. In addition, Tesoro will provide the State, if requested by the State, with satisfactory evidence or reasonable assurance of the existence and continuing validity of adequate arrangements for the transportation or disposal of the Oil subject to this Agreement. Failure to provide information, evidence, or assurances requested will, at the State's election by notice to Tesoro, be a material default under this Agreement.

         2.10 Absolute Obligations. The obligations of Tesoro to accept, pay for, and arrange for the transportation of the Oil tendered or sold under this Agreement are absolute and will not be excused or discharged by the operation of any disability of Tesoro, event of force majeure, impracticability or performance, change in conditions, or any other reason or cause.

         2.11 Date of First Delivery. The date of First Delivery will be the first Day of January 1, 1995.

         2.12 Performance Guaranty and Reservation Fee. If, at any time, Tesoro does not take the Maximum Quantity, Tesoro shall pay to the State, in addition to the purchase price on the actual quantity taken, an amount equal to .75% of the purchase price per barrel per Day on the difference between the Maximum Quantity and the actual quantity tendered to and accepted by Tesoro for each Day Tesoro does not take the Maximum Quantity.

         2.13 In-State Processing. Tesoro agrees to use best efforts to insure that any and all of the Royalty Oil tendered under this Agreement will be processed through Tesoro's refinery near Nikiski, Alaska, or will be exchanged for other crude oil which shall be processed at that refinery. "Process" means the manufacture of refined petroleum products. In no event, however, shall the quantity of Royalty Oil, which must be processed, be less than 80% of the volume of Royalty Oil tendered under this Agreement. "Exchange" means: (1) direct trades of equal volumes of crude oil; (2) trades of crude oil involving either cash or volume adjustments, or both, provided that those adjustments relate solely to quality or location differences; (3) sequential transactions in which Tesoro receives back crude oil from a party other than the party which receives the Royalty Oil in a trade from Tesoro; or (4) matching purchases and sales of crude oil. The terms under which Tesoro receives crude oil in any exchange shall not differ in any significant term from the terms under which Tesoro delivered Royalty Oil except for terms which adjust for differences in quality and location. Tesoro agrees that any trade or exchange shall not reduce the price to be paid to the State and that trades or exchanges shall be at no cost or expense to the State.

         Tesoro's obligation to process Royalty Oil or exchanged oil in-State may only be suspended or excused under the provisions of Articles VIII and XI.

         The State may, at its option, waive the in-State processing requirement in whole or in part, if State is satisfied that Tesoro is using its best efforts to process the Royalty Oil tendered or the oil exchanged for Royalty Oil tendered under this Agreement at Tesoro's Alaska refinery and that the waiver would not be contrary to the underlying intent of the other provisions of this Agreement.

                                   ARTICLE IV

                 REPRESENTATION AND OBLIGATIONS OF TESORO

   Tesoro warrants, represents, and agrees:

         3.1 Good Standing and Due Authorization. Tesoro is, and at all times during the operation of this Agreement shall remain, a corporation organized and existing under and by virtue of the laws of the United States or of any State, territory or the District of Columbia, and qualified to do business in, and in good standing with, the State of Alaska. Tesoro has all necessary corporate power to enter into this Agreement and to perform the covenants and obligation under this Agreement. All necessary corporate action has been taken to authorize Tesoro to enter into this Agreement and perform its covenants and obligations under this Agreement.

         3.2 Financial Condition. The financial information submitted to the State is complete and correct and fairly presents Tesoro's financial condition when the information was submitted to the State. The financial information was prepared in accordance with generally accepted accounting principles consistently applied. Since the date the information was submitted, the condition, business, and properties of Tesoro have not been materially adversely affected in any way. Tesoro agrees to inform the State immediately if there is any material adverse change in its condition, business, or properties which may have an appreciable adverse effect on its ability to perform under this Agreement. Tesoro, in addition, will immediately inform the State of any significant change in ownership of Tesoro, affiliates, parent company, and of any change in Tesoro's operations or Agreements, which may appreciably affect Tesoro's performance under this Agreement.

         3.3 Financial Statements. As soon as possible after the end of the fiscal year of Tesoro, and in any event within one hundred twenty Days thereafter, Tesoro will furnish to the State, at Tesoro's sole cost and expense, a report or a complete copy of a report in a form to be prescribed from time to time by the State which will include Tesoro's balance sheet as of the close of the fiscal year and the income statement for that year, prepared in each case in accordance with generally accepted accounting principles consistently applied by certified public accountants of recognized standing. For purposes of complying with this article, Tesoro may submit, and the State will accept, the annual report of its parent, Tesoro Petroleum Corporation, filed with the United States Securities and Exchange Commission pursuant to Sec. 13 or 15 (d) of the Security Exchange Act of 1934.

                                   ARTICLE IV

                             MEASUREMENTS AND TESTS

         The quantity and quality of Oil sold under this Agreement shall be determined at the Point of Delivery. Procedures and methods for measuring and metering the Oil sold under this Ageement shall be in accordance with the practices then in effect in the Prudhoe Bay Unit.

                                   ARTICLE V

                            PAYMENTS AND ACCOUNTING

         5.1 Initial Billing. The State will send to Tesoro, on or before the tenth business Day of each Month after delivery of Oil, an invoice statement of account of all Oil estimated to have been measured at the Transfer Meter and tendered to Tesoro under this Agreement during the immediately preceding Month according to the best information available to the State, the estimated purchase prices applicable to those deliveries, and the total amount due (Initial Billing Invoice). The estimates will be made by the State according to the best information reasonably available to the State. The State may render its Initial Billing Invoice to Tesoro based in part upon information reported by the Lessees to the State, information published by the U.S. Government, and information published in Platt's Oilgram Price Report or any other publicly available report. The State shall thereafter adjust its Initial Billing Invoice under this

Article as soon as more accurate information concerning the quantity and purchase price of Oil delivered each month is available. The State, however, shall not be required to adjust the Initial Billing Invoice before the sending of the next Month's invoice statement of account.

         5.2   Initial Adjustment. After the Initial Billing Invoice under
Section 5.1, the next Monthly invoice will also state the State's initial adjustments, plus interest, to be made, if any, to the Initial Billing Invoice rendered in the immediately preceding Month, in accordance with any additional or more accurate information which may have become available to the State ("Initial Adjustment Invoice"). Whether or not initial adjustments are made, however, subsequent adjustments may be made under Section 5.5.

         5.3 Subsequent Adjustments. Tesoro acknowledges that after the Initial Billing and Initial Adjustment Invoices, more accurate information concerning the quantity of or purchase price for Royalty Oil tendered may become available to the State. If any such information should later become available to the State, it shall furnish a corrected invoice statement of account to Tesoro ("Subsequent Adjustment Invoice") and the State will adjust the amount previously billed; and Tesoro will pay, or the State will credit or Refund, the amount of any Subsequent Adjustment Invoice plus interest. If the state should render a Subsequent Adjustment Invoice to Tesoro, any amount to be credited or refunded from the State to Tesoro or paid by Tesoro to the State will be refunded or paid within thirty Days after the date of the Subsequent Adjustment Invoice. The parties recognize that subsequent adjustments may be necessary after December 31, 1995, and, accordingly, the provisions of Article V will survive any termination of this Agreement.

         5.4 Payment. Tesoro will make payment on the Initial Billing Invoice and the Initial Adjustment Invoice within ten Days of the date of the respective invoice and on any

Subsequent Adjustment Invoice within 30 days of the date of the invoice. Payment shall be made without any deduction, set off, or withholding, by wire transfer of immediately available funds to the State's account at the following address:

         State Street Bank & Trust Company
         Boston, Massachusetts
         ABA #011000028
         For credit to the State of Alaska
         General Investment Fund, AYO1
         Account #00657189
         Attn: Kim Chan, Public Funds

         Payment may be made in such other manner or to such other address as the State may specify in the invoice statement of account or by other written notice. All other payments to be made under this Agreement shall be paid in the same manner. If payment is due on a Saturday, Sunday, or legal holiday of the place where payment is to be received, payment shall be made on the next following business Day. It is recognized that the State may bill, and that Tesoro will pay, amounts that are based upon confidential information held or received by the State. If confidential information is used as the basis for a billing, then the State will furnish Tesoro, upon its request, with the certified statement of the Commissioner that the amounts billed are correct based upon the best information available to the State. If a dispute concerning a bill arises, Tesoro agrees to pay the full amount billed by the State, except for obvious clerical mistakes, pending final resolution of the dispute.

         5.5 Interest. The Amount of all sums, which are not paid when due under this Agreement or which are later determined to be due as an adjustment, shall bear interest from the date accrued until paid in full at the rate as provided in AS 38.05.135(d) or as that statutory provision may later be amended. Currently, that interest rate in a calendar quarter is at the rate of five percentage points above the annual rate charged member banks for advances by the 12th Federal Reserve District as of the first Day of that calendar quarter, or at the annual rate of 11 percent, whichever is greater, compounded quarterly as of the last Day of that quarter. The term "date accrued" means the date of the "Initial Billing plus ten Days." Interest shall apply to both adjustments for overpayments and underpayments.

         The following illustrates from what date interest will run:

         January 1 -- 31, 1995 -- Tesoro takes 1995 January production;

         February 10, 1995 -- State sends Tesoro the Initial Billing Invoice for 1995 January production;

         February 20, 1995 (initial Billing plus ten Days) -- Tesoro must pay the Initial Billing Invoice for January 1995 production. If it does not pay on this day, the Initial Billing Invoice bears interest from this date plus a late payment penalty;

         March 10, 1995 -- State sends Tesoro the Initial Adjustment Invoice for January 1995 production; Tesoro owes the State an additional sum;

         March 20, 1995 -- Tesoro must pay the Initial Adjustment Invoice plus interest from February 20, 1995.

         January 11, 1996 -- State sends Tesoro a Subsequent Adjustment
                 Invoice for January 1995 production; Tesoro is entitled to a credit;

         February 11, 1996 -- State must credit or refund the amount of the Subsequent Adjustment Invoice plus interest from February 20, 1995.

         April 15, 2000 -- State sends Tesoro another Subsequent Adjustment
                 Invoice for January 1995 production; Tesoro owes the State an additional sum;

         May 15, 2000 -- Tesoro must pay the Subsequent Adjustment Invoice for
                 January 1995 production plus interest from February 20, 1995. If Tesoro does not pay the Subsequent Adjustment Invoice on this date, it must also pay a late payment penalty.

         5.6 Late Payment Penalty. If Tesoro fails to make a full payment within ten Days of the date of either an Initial Billing Invoice or Initial Adjustment Invoice, or within thirty Days of the date of any Subsequent Adjustment Invoice, then in addition to the amount due plus interest from the date accrued until the date of actual payment, Tesoro will pay an amount equal to five percent of the principal payment due as a late payment penalty.

         5.7 Payment to Lessee. At the request of the State in the invoice statement of account or otherwise in writing, Tesoro shall pay all or any portion designated by the State of that payment required to be made to one or more of the Lessees at an address or addresses and in the manner designated by the State. The payment will be made within the time limit specified in Section
5.3. The State may authorize and designate a third party to make the request and designate the amount, manner and place of payment under this provision. Unless otherwise specified, the balance of the payment due, if any, and payment for subsequent Months, shall be made in accordance with Section 5.3.

         5.8 Payment to Third Parties. The State may direct that Tesoro pay any amount due or which may become due directly to a third party in a manner and time as may be directed by the State in written notice to Tesoro if, in the State's sole discretion, the payment to the third party will assist the State in monitoring or enforcing this Agreement.

                                   ARTICLE VI

                                      TERM

         This Agreement shall become effective upon execution by the parties. The State's obligation to sell and Tesoro's obligation to buy Royalty Oil becomes effective immediately, Deliveries under this Agreement shall begin on January 1, 1995, and shall end December 31, 1995. The provisions of Article V shall survive the termination of this Agreement.

                                  ARTICLE VII

                             DEFAULT OR TERMINATION

         7.1 Default. If any one or more of the following events ("Events of Default") occur, then the State, at the its sole option, may terminate or suspend its obligation to tender and sell Oil and exercise any one or more of the rights and remedies provided in this Agreement:

       (i) At any time, Tesoro (a) repudiates any of its covenants or obligations under this Agreement, or (b) fails, within five Days, after written request from the State to provide the State with written affirmation of this Agreement and of Tesoro's intention to perform under this Agreement (together with evidence or assurances of transportation arrangement pursuant to Section 2.9 reasonably satisfactory to the State);

         (ii) Tesoro does not pay in full any sum owed under this Agreement at the time when payment is due;

         (iii) Tesoro fails to observe or perform any of its other covenants and obligations under Article II;

         (iv) Tesoro does not perform any act required or contemplated under this Agreement and: (a) the non-performance cannot be cured; (b) the nonperformance continues for more than thirty Days after the State has notified Tesoro of its nonperformance; or (c) Tesoro has failed to perform the same or any other act required or contemplated under this Agreement;

         (v) There is a material adverse change in Tesoro's condition, business, or property which may appreciably affect its ability to perform any of its obligations under this Agreement and Tesoro is unable or unwilling to give the State adequate assurance of continued performance either within five Days of a request for such an assurance or within such other shorter time period as the State may request under the circumstances;

         (vi) Any representation or warranty made by Tesoro in this Agreement was materially false or incorrect when made; or

         (vii) Tesoro's failure or inability for any reason (including reasons beyond Tesoro's control) to maintain the Security described in Article XV, notwithstanding Tesoro's continuing willingness and ability to perform its other obligations and covenants under the Agreement.

         7.2 Failure to Pay Debts. If Tesoro becomes unable to pay any of its debts when due, or should otherwise become insolvent (regardless how that insolvency may be evidenced), Tesoro will immediately give notice of that fact to the State. Whether that notice is given, if Tesoro becomes unable to pay any of its debts when due or should otherwise become insolvent, the State's obligation to tender and sell Oil will automatically and immediately terminate without any requirement of notice or other action by the State; however, Tesoro will nevertheless be and remain liable for payment and performance of all of its obligations and covenants under this Agreement regarding Oil actually tendered by the State to and after any such termination. Within thirty Days after receipt of Tesoro's notice or, if no notice is given, after the State otherwise becomes aware (as determined in the State's sole discretion) of Tesoro's insolvency, the State will have the right, upon written notice to Tesoro, to reinstate all of the State's and Tesoro's obligations under this Agreement retroactively to the date of termination.

         7.3 State's Remedies. If any Event of Default occurs or if the State's obligation to tender and sell Oil under this Agreement is terminated or suspended, all of Tesoro's obligations accrued but not otherwise due and payable under this Agreement will immediately be due and payable in full. In addition, Tesoro will indemnify and hold the State harmless from and against all other liability, damages (including reasonably foreseeable consequential damages), costs, losses and expenses (including reasonable attorney's fees and disbursements) incurred by the State and arising out of the Event of Default, termination, or suspension. The State shall have the right cumulatively to exercise any and all other rights and remedies and to obtain all other relief available under applicable law or at equity, including mandatory injunction and specific performance.

         Additionally, in its sole discretion, the State, upon occurrence of any Event of Default: (1) may dispose to third parties Royalty Oil to be tendered and sold under this Agreement and (2) may release Tesoro from the in-state processing obligations set forth in Article 2.13 until the Event of Default no longer exists or the obligation of Tesoro to take Oil under this Agreement expires. If the State disposes Oil to third parties, or if Tesoro is released from Article 2.13, whether or not this Agreement is terminated, Tesoro will nevertheless remain liable for the difference between the purchase price for that Oil under this Agreement and the price received by the State by disposition, including al1 of the expenses (including reasonable attorneys' fees and costs), and losses incurred by the State arising out of the Event of Default or disposition.

         7.4 Tesoro's Exclusive Remedies. Upon any breach of, or default in performance of any of the State's covenants or obligations under this Agreement, Tesoro agrees that its remedies will not include a temporary restraining order or preliminary injunction preventing the State from taking any action regarding the Royalty Oil which is the subject of this Agreement.

                                  ARTICLE VIII
                               DISPOSITION OF OIL


         8.1 Disposition of Oil Upon Default or Termination. Tesoro recognizes that the State may be required to give six Months notice under the BP Royalty Settlement Agreement (or ninety Days if the amount of increase or decrease is less than ten percent of the then current nominations) to increase or decrease the amount of Daily Royalty Oil to be taken in-kind. Tesoro agrees that the State's electing to invoke its rights to return to taking its Royalty Oil in-value on less than six Month's prior notice, or to attempt to secure a waiver of any condition or requirement, is at the State's sole discretion. Notwithstanding termination of this Agreement for any reason, Tesoro shall continue to take and purchase the State's Royalty Oil in the amount and for the price set forth in this Agreement for up to six Months following termination if the State, in its sole discretion, so requires.

         8.2 Inability to Receive Oil. If for any reason, Tesoro is unable or refuses to accept or receive any Oil tendered under this Agreement, Tesoro shall nevertheless be and remain responsible for the disposal of that Oil and for paying the State for the Oil as though it had been received and accepted by Tesoro unless the State, in its sole discretion, elects to waive this requirement. To secure the Tesoro's obligations under Section 8.2 and Section 2.10, Tesoro shall, if the State requests, assign to the State all right, title and interest of Tesoro under any nominations, Leases, agreements, contracts, charter parties and other arrangements for the transportation of the Oil sold under this Agreement through and away from the TAPS; provided, that the State shall not have any liability or obligations under any such nominations, Leases, agreements, contracts, charter parties or other arrangement unless, and to the extent that, the State shall actually exercise its rights to succeed to Tesoro's interest under them and shall obtain the benefits of them.

         8.3 No Right to Storage or Underlift. Tesoro waives and disclaims any interest or right that it may assert to storage of Royalty Oil, including by underlift or other means, to which the State is or may become to be entitled under the Leases or any other agreement.

                                   ARTICLE IX

                                     WAIVER

         The failure of either party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of, or estoppel against, asserting the right to require that performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise. A course of performance established by a party shall also not estop the other party from complaining of a later breach similar in nature.

                                   ARTICLE X

                                    VALIDITY

         If any provision or clause of this Agreement or application of this Agreement is held invalid, that invalidity shall not affect other provisions or application of this Agreement which can be given effect without the invalid provision or application. If, however, an invalidity should operate to impair any material right or remedy of a party to this Agreement, that party may terminate this Agreement by notice to the other.

                                  ARTICLE XI

                     FORCE MAJEURE AND CHANGE IN CONDITION

         11.1 Effect of Force Majeure. Except for Tesoro's obligations to pay for Oil tendered and to accept and dispose of Royalty Oil, neither party shall be liable for any failure to perform when performance is prevented, in whole or in substantial part, by force majeure after good faith efforts to perform. The term 'force majeure" shall mean an event or condition not within the reasonable control of the party claiming the benefit of this excuse. If, however, any material obligation of Tesoro is excused or suspended by a force majeure for sixty successive Days or more, the State will have the right to terminate this Agreement. Before the State exercises its right to terminate, the State and Tesoro shall in good faith negotiate to restore the benefits and obligations of the force majeure condition.

         11.2 Responsibility. If a party believes that force majeure has occurred, the party shall immediately notify the other party of its claim of force majeure. If force majeure occurs, that occurrence shall, so far as possible, be remedied with reasonable diligence. Except for Tesoro's obligations to pay for Oil tendered and to accept and dispose of Oil, the disabled party's obligations to perform that are affected by the force majeure shall be suspended from the time that notification occurs until the disability should have been remedied with reasonable diligence, and for no longer.

                                  ARTICLE XII
                                    NOTICES

         12.1 Method. All notices, requests, demands or statements shall be in writing, and may be delivered personally, telecopied, or sent by registered or certified United States mail, postage prepaid, with a return receipt requested, to the party to be notified. Notice deposited in the mail in this manner shall be effective upon the expiration of seven Days after it is so deposited or upon the date of receipt, whichever is earlier. Notice given in any other manner shall be effective only if and when received by the addressee. For the purposes of notice, the address of the parties shall be as follows:

If to the State: State of Alaska
                 Commissioner of Natural Resources
                 400 Willoughby Avenue
                 Juneau, Alaska 99801
and
                 Director, Division of Oil and Gas
                 P.O. Box 107034
                 Anchorage, Alaska 99510-0734
                 Telecopy Number: (907)562-3852

If to Tesoro:
                 Gaylon H. Simmons
                 Tesoro Alaska Petroleum Company
                 8700 Tesoro Drive
                 San Antonio, Texas 78217
                 Telecopy Number: (210) 283-2031

         12.2 Change of Address. Each party may change its address for notice by giving written notice of the change.

                                  ARTICLE XIII

                             RULES AND REGULATIONS

         This Agreement is subject to all present and future valid laws, orders, rules and regulations of the United States, the State of Alaska, and any duly constituted agency of the State of Alaska.

                                  ARTICLE XIV

                          SOVEREIGN POWER OF THE STATE

         This Agreement shall not be interpreted as a limit on the State of Alaska's exercise of any of its sovereign or regulatory powers, whether conferred by constitution, statute or regulation, including, but not limited to, its regulatory power over the Leases. Its exercise of any sovereign or regulatory power will not operate or be deemed to enlarge any rights of Tesoro or to limit or impair any obligations or liability of Tesoro under this Agreement.

                                   ARTICLE XV

                                    SECURITY

         Sixty Days before the Date of First Delivery, Tesoro shall cause to be issued and delivered to the State an irrevocable stand-by letter of credit, with an effective date no later than the Date of First Delivery, issued for the benefit of the State by a State or national banking institution of the United States ("Issuer"), which is insured by the Federal Deposit Insurance Corporation and has an aggregate capital and surplus of not less than One Hundred Million Dollars ($100,000,000), or other banking institution acceptable to the State in its sole discretion.

The principal face amount of such letter of credit shall be a sum estimated by the Commissioner, in his sole discretion, to be equal to the aggregate purchase price for the approximate total amount of Oil to be tendered by the State to Tesoro during the first sixty Days following the Date of First Delivery. The letter of credit shall be in a form satisfactory to the Commissioner, but in any event shall not require any documents to be submitted in support of drafts drawn against this letter of credit other than the certified statement of the Commissioner or his designee and the Attorney General of the State of Alaska or his designee that Tesoro is liable to the State for a sum equal to the amount of such draft, and that sum is due and payable in full and has not been timely paid. The letter of credit must be renewed sixty Days before its expiration so that a letter of credit is continuously valid for sixty Days after the date of the last delivery of Royalty Oil. If a replacement letter of credit, in a form satisfactory to the Commissioner in his sole discretion, is not received sixty Days before the expiration of the existing letter of credit, then Tesoro shall be deemed to have materially breached this Agreement, there shall have occurred an event of default under Article 7.1, and all obligations of Tesoro accrued, but not otherwise due and payable under this Agreement, will immediately become due and payable in full.

         If the State has reasonable grounds for asserting any claims against Tesoro and does assert those claims in an aggregate amount in excess of the aggregate principal face amount of the letter of credit then in effect, Tesoro shall, upon the State's request (whether or not Tesoro may deny, reject or otherwise resist such claims), cause the principal face amount to be increased by an amount equal to the excess. Tesoro shall also automatically increase the principal face amount, without request from the State, whenever the face amount is less than the expected purchase price of sixty Days of Oil tenders, to an amount equal to the expected purchase price of sixty Days of Oil tenders. Upon approval of the State in its sole discretion, Tesoro may decrease the principal face amount if the face amount is more than the expected purchase price of sixty Days of Oil tenders to an amount equal to the expected purchase price of sixty Days of Oil tenders.

         The letter of credit must allow drafts to be drawn and presented to the Issuer up to and including the 60th Day after the last delivery of Royalty Oil to Tesoro under this Agreement. The Commissioner may accept such other or additional security as he, in his sole discretion, considers adequate to protect the State.

                                  ARTICLE XVI

                   PREFERENTIAL HIRING AND NON-DISCRIMINATION

         Tesoro agrees to employ Alaska residents and Alaska companies to the extent they are available, willing and qualified for all work performed in Alaska in connection with the Agreement. "Alaska resident" means an individual who has resided in Alaska for one year at the time of employment and "Alaska companies" means companies incorporated in Alaska or whose principal place of business is in Alaska.

         If this provision is determined to be unconstitutional, then Tesoro agrees to employ Alaska residents and Alaska companies to the extent such preferential hiring is determined to be constitutional.

                                  ARTICLE XVII

                                 APPLICABLE LAW

         17.1 Alaska Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Alaska.

         17.2 Submission to Jurisdiction. Any legal action or proceeding arising out of or relating to this Agreement or for the enforcement of the covenants or obligations of either party must be instituted in a State court of general jurisdiction sitting in the State of Alaska, and Tesoro hereby irrevocably submits to the jurisdiction of that court in any such action or proceeding.

                                 ARTICLE XVIII

                                   WARRANTIES

         The purchase and sale of Royalty Oil are subject only to the warranties of the State expressly set forth in this Agreement and the State disclaims and Tesoro waives all other warranties, express or implied in law, whatsoever.

                                  ARTICLE XIX

                                   AMENDMENT

         This Agreement may be supplemented, amended, or modified only by written instrument duly executed by the parties.

                                   ARTICLE XX

                             SUCCESSORS AND ASSIGNS

        No assignment, pledge, or encumbrance of this Agreement shall be made by either party without the written consent of the other party. The Commissioner or the Commissioner's designee may grant or deny such consent. Subject to the above requirements in this Article, this Agreement will be binding upon and inure to the benefit of each of the parties and its successors and permitted assignees.

                                 ARTICLE XXI

                                   HEADINGS

        Headings used in this Agreement are for convenience only and shall not affect its construction.

                                  ARTICLE XXII

                                    RECORDS

        22.1 Preservation of Records. Tesoro will preserve and maintain all books, accounts, and records relating to or arising out of the performance of this Agreement including, but not limited to, the purchase or sale of Royalty Oil and its refined products, for a period of no less than six years from the date of transaction or last adjustment relating to the transaction. Tesoro will also maintain and preserve all similar books, accounts, and records of which it has possession belonging to those third parties with whom it contracts for the performance of various parts of this Agreement. Neither Tesoro nor the State shall be required to retain any records for more than six years unless retention of such records is specifically required by applicable law or regulation, or this Agreement. Tesoro shall either maintain its records within the State of Alaska or make such records available to the State at Tesoro's principal office in the State of Alaska within thirty Days after written request by the State.

         22.2 Inspection of Records of Parties. Tesoro and the State will accord to each other and to their authorized agents, attorneys, and auditors during reasonable business hours access to any and all property, records, books, documents, and indices directly related to Tesoro's or the State's performance of this Agreement and which are under the control of the party from which access is desired so that the other party may inspect, photograph and make copies of that property, records, books, documents and indices. The State shall not be required to disclose any information, data, or records which are required to be held confidential by State or federal law or regulation, or by agreement. If the information obtained by the State may be held confidential under State or federal law or regulation, Tesoro may request that information be held confidential by the State and the State will keep this information confidential.

                                 ARTICLE XXIII

                     INTERPRETATION OF TERMS AND CONDITIONS

         Any disagreement about the meaning or application of a word, term, or condition in this Agreement will be decided according to the dispute resolution procedure set forth in this Article. Either party may give the other written notice of a disagreement. Within 60 days after written notice, Tesoro must present any argument and evidence supporting its view in writing to the Commissioner for consideration. Tesoro shall not have the right to civil litigation-type discovery or a civil litigation-type trial with the right to call or cross-examine witnesses unless granted by the Commissioner in his sole discretion. The Commissioner will subsequently issue a finding on the meaning or application of the disputed word, term, or condition, setting forth the basis for the conclusions. Tesoro agrees to accept findings by the Commissioner under this Article which are supported by substantial evidence.

                                  ARTICLE XXIV

                                  COUNTERPARTS

         This Agreement may be executed in multiple counterparts, the parties need not sign the same counterpart. Each counterpart shall be deemed to be an original and all of which taken together shall be one and the same instrument.

                                  SIGNATURES

the State:                            THE STATE OF ALASKA


                                      /s/ HARRY A. NOAH
                                      ------------------------------------
                                      Commissioner
                                      Department of Natural Resources
                                      Date: 9/20/94


                                      TESORO ALASKA PETROLEUM COMPANY


Tesoro Alaska Petroleum Company:      By: /s/   GAYLON H. SIMMONS
                                          --------------------------------
                                      Its: Executive Vice President
                                      Date: 9/27/94

                                ACKNOWLEDGEMENT

State of Alaska                   )
                                  )        SS.
Third Judicial District           )

         THIS IS TO CERTIFY that on the 20th day of September, 1994, before me, appeared Harry A. Noah, the commissioner, Department of Natural Resources, State of Alaska; that Harry A. Noah executed that document under legal authority and with knowledge of its contents; and that this act was performed freely and voluntarily upon the premises and for the purposes stated in the document.

         Witness my hand and official seal the day and year in this agreement first above written.



                                        /s/  Barbara G. Hamilton
                                        -------------------------------------
                                        Notary Public in and for Alaska
                                        My commission expires: 8/19/97

                                ACKNOWLEDGEMENT

State of Alaska                   )
                                  )        SS.
Third Judicial District           )

         THIS IS TO CERTIFY that on the 27th day of September, 1994, before me, appeared Gaylon H. Simmons of Tesoro Alaska Petroleum Company, San Antonio, Texas; that he executed that document under legal authority and with knowledge of its contents; and that this act was performed freely and voluntarily upon the premises and for the purposes stated in the document.

         Witness my hand and official seal the day and year in this agreement first above written.



                                        /s/  Ronald G. McNeal
                                        -------------------------------------
                                        My commission expires: 1/17/97

                                   EXHIBIT A

                         CALCULATION OF MONTHLY PRICE

This exhibit shows the mechanics of the price calculation and data sources. Royalty Value and production volumes for the Prudhoe Bay Unit lessees are taken from the Royalty Reports filed by those lessees. Royalty Value currently is taken from Column H of these reports; Royalty Volume currently is taken from Column C. An example calculation using the information for February 1994 is shown below. Attached are the Royalty Report Summaries for the Prudhoe Bay I.P.A.

                                           Production                    Royalty Value
                                           Volume from                   from Column H
                                         Column C of the               from the Lessees'
                                        Lessees' Monthly                Monthly Royalty          Product of Volume
       Producer                          Royalty Report                     Report              Times Royalty Value
       --------                         ----------------               ----------------         -------------------
   LISBURNE PRODUCTION
          CENTER
ARCO                                       1,188,773.05                   $8.76015               $ 10,413,826.00
BP Exploration                               944,154.55                   $8.38000               $  7,912,015.13
Exxon                                      1,377,278.40                   $8.38000               $ 11,541,592.99

   PRUDHOE BAY I.P.A.
ARCO                                       8,016,404.50                   $8.98000               $ 71,987,312.41
BP Exploration                            12,825,315.80                   $8.61000               $110,425,969.04
Exxon                                      8,015,830.90                   $8.61000               $ 69,016,304.05
                                          -------------                                          ---------------
   TOTALS                                 32,367,757.20                                          $281,297,019.62

Monthly Price = Total Production Volumes Times Royalty Values / Total Production Volume

                                      or

              $281,297,019.62  /  32,267,757.20 = $8.69066

Only BP's royalty value, calculated from the volume-weighted average of the prices reported for each market, may be made public. The per barrel price listed here is not BP's actual West Coast value. For purposes of this example, it is assumed that BP's West Coast value is its reported Royalty Value plus $0.75

Should Article 2.1(b) apply, the Monthly Price will be calculated using the Royalty Values and production volumes for only the Initial Participating Areas.

                            CALCULATION OF INTEREST

Numbers in these examples are illustrative. They do not represent accurate values that may have existed in the past or are forecasted for any time in the future.

Mechanics of the calculations include:

        1. The annual interest rate specified in legislation is converted to a daily rate for calculations.

        2. Credits are applied to the next monthly payment. Payment for an underpayment is due (a) within 10 days of the time the bill is sent for Initial Billings and initial adjustment or (b) within 30 days of the time the bill is sent for subsequent adjustments. Interest on underpayments stops accruing on the date of the invoice.

                           EXAMPLE 1: INITIAL BILLING

Assumptions:

        1.  Month is February.

        2.  Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.

        3. Monthly Price for January, as determined by the methodology of Exhibit A, = $8.00000.

        4. Bill sent to Tesoro on February 10th; Payment due to State by February 20th.

Method for calculating Tesoro's initial invoice  for February deliveries:

                 Volume        x     Price       =     Interim Billing

                 1,240,000     x     $8.00000    =     $9,920,000.00


Note:

The lessees are required to submit their royalty reports to the State for January's production by February 28th. For this reason the State will bill Tesoro for January production based on the December Monthly Price. This is an interim value and is subject to revision, since the Agreement requires that Tesoro pay the Monthly Price for the same production month. The revised price is incorporated in the invoice submitted the following month (March).

                         EXAMPLE 2: INITIAL ADJUSTMENT

Assumptions:

        1.  Month is March.

        2.  Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.

        3.  Revised Monthly Price for January = $7.950000.

        4. Annual interest rate charged member banks for advances by 12th Federal Reserve District as of January 1st is three percent. Annual rate for contract = 11 percent.

        5.  Tesoro receives notice of credit on March 3rd.

Method for calculating Tesoro's revised invoice for January deliveries:

                 Volume        x     Price        =     Revised Billing
                 1,240,000     x     $7.95000     =     $9,858,000.00

Amount Paid by Tesoro for January deliveries (calculated in Example 1):

                                                                  $9,920,000.00
                                                                  -------------
Overpayment for January:                                            ($62,000.00)

Difference between date when Tesoro notified of credit (March 3rd) and original accrual date (February 20th) = 12 days.

Interest due = $62,000.00 x (11%/365) x 12 =                          ($224.22)
                                                                   -----------
Credit due Tesoro for next month's billing =                       ($62,224.22)

                        EXAMPLE 3: SUBSEQUENT ADJUSTMENT

This adjustment is assumed to occur after true-up of BP transportation costs, a reopener for one of the Royalty Settlement Agreements, or for some other reason. It is assumed to occur June 5th.

Assumptions:

    1.  Month is June.
    2.  Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.
    3.  Adjusted Monthly Price for January = $8.15000.
    4. Annual interest rate charged member banks for advances by 12th Federal Reserve District as of January 1 assumed to be three percent; as of April 1 and through the third quarter, seven percent. Annual interest rate for contract = 11 percent for the first quarter;
        12  percent for the second and third quarter.
    5.  Tesoro is sent notice of underpayment on June 5th.
    6.  Tesoro's payment is received on July 5th.

Method for calculating Tesoro's revised invoice for January deliveries:

                     Volume           x       Price                 =                 Revised Billing

                     1,240,000        x       $8.15000              =                 $10,106,000.00

Amount Paid by Tesoro for January deliveries (calculated in Example 2):

                                                                                       $9,858,000.00
                                                                                       -------------
Underpayment for January deliveries:                                                     $248,000.00

Days of interest in first quarter (Feb. 20th through March 31st) = 40
Days of interest in second quarter (April 1 through June 30th) = 91
Days of interest in third quarter (July 1 through July 5) = 5
Interest for first quarter = $248,000.00 x (11%/365) x 40 =                                $2,989.59
Interest for second quarter = ($248,000.00 + $2,989.59) x (12%/365) x 91 =                 $7,509.06
Interest for third quarter = ($248,000.00 + $2,989.59 + $7,509.06) x (12%/365) x 5 =         $424.93
                                                                                         -----------
Payment from Tesoro due to the State within 30 days of invoice date =                    $258,923.58


If payment in full not received by or on July 5th then additional interest will accrue from July 6th through the payment receipt date, plus a late payment penalty will be assessed.

OIL ROY RPT SUM                                           STATE OF ALASKA                                    PAGE   1
REVISED 1/86                                      DEPARTMENT OF NATURAL RESOURCES                            UNIT   PRUDHOE BAY UNIT
DO&G # 3-86                                      OIL OR GAS ROYALTY REPORT SUMMARY                           FIELD
DNR 10-4030                                                                                                  ZONE
                                                                                                             LEASE




COMPANY NAME      ARCO Alaska, Inc.                                                               REPORT FOR MONTH OF     Feb 1994
ADDRESS           P.O. Box 100360                                                                 REVISION NUMBER
CITY, STATE, ZIP  Anchorage, AK 99510                                                              DATE OF REVISION

                          (a)                  (b)               (c)             (d)             (e)             (f)
- ------------------------------------------------------------------------------------------------------------------------
  Product             Gross unit or          Working          (a) x (b)        Royalty        (c) x (d)        Royalty
Description         Lease Production         Interest         (Bbls) or          Rate         (Bbls) or        In-Kind
                    (Bbls) or (MCF)         Ownership %         (MCF)            (%)            (MCF)         (Bbls) or
                                                                                                                (MCF)
- ------------------------------------------------------------------------------------------------------------------------
CRUDE                28,495,074.00           25,64316%       7,307,036.03     12.50000%      913,379.50      322,942.37


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS           28,495,074.00                           7,307,036.03                    913,379.50      322,942.37
- ------------------------------------------------------------------------------------------------------------------------


                           (g)                (h)                 (i)                (j)                   (k)
- ------------------------------------------------------------------------------------------------------------------------
  Product                Royalty            Royalty            Field Costs        (h) - (i)             (g) X (j)
Description             In-Value             Value              per Bbl            Reported              Royalty
                        (e) - (f)          $ per Bbl             or MCF           Royalty per            In-Value
                     (Bbls) or (MCF)         or MCF                               Bbl or MCF             Dollars
- ------------------------------------------------------------------------------------------------------------------------
CRUDE                  590,437.13          $8.98000            $0.790             $8.19000           $4,835,680.09


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS             590,437.13                                                                     $4,835,680.09
- ------------------------------------------------------------------------------------------------------------------------
*WEIGHTED AVERAGE VALUE

I declare that I have examined this report, including accompanying       (03) COTP                                       $3,624.51
schedules and statements, and to the best of my knowledge and            (04) Less field cost for RIK                 ($255,124.47)
belief it is true, correct, and complete.                                     Lease/Split Costs for RIK                      $0.00
                                                                         (05) Interest to Revision                         (120.68)
SIGNED  /s/ BARBARA B. AVE                                               (06) Revisions (Attach                         ($6,908.00)
                                                                              Reconciliations or
TITLE Authorized Representative    TYPED NAME Barbara B. Ave                  amended returns)                       -------------
                                                                         (07) Amount Due                             $4,577,272.13
PHONE NO. (907) 263-4965                                                                                             =============

DATE 3/25/94

GAS ROYALTY:  ATTACH FORM 10-422                                 Mail With Applicable Statements to: State of Alaska
OIL ROYALTY:  ATTACH FORM 10-405                                                                     Department of Natural Resources
OIL AND/OR                                                                                           Division of Oil and Gas
GAS ROYALTY:  VERIFICATION OF WIRE TRANSFER AMOUNTS OR A                                             Royalty Accounting Section
              COPY OF THE CHECK MADE IN PAYMENT OF ITEM (5)                                          P.O. Box 7034
              MUST BE ATTACHED.                                                                      Anchorage, Alaska 99510-7034

                                                             RECEIVED
                                                            MAR 31 1994
                                                       DIVISION OF OIL & GAS

OIL ROY RPT SUM                                           STATE OF ALASKA                                    PAGE   3
REVISED 1/86                                      DEPARTMENT OF NATURAL RESOURCES                            UNIT   PRUDHOE BAY UNIT
DO&G # 3-86                                      OIL OR GAS ROYALTY REPORT SUMMARY                           FIELD
DNR 10-4030                                                                                                  ZONE
                                                                                                             LEASE

COMPANY NAME      ARCO Alaska. Inc.                                                               REPORT FOR MONTH OF     Feb 1994
ADDRESS           P.O. Box 100360                                                                 REVISION NUMBER
CITY, STATE, ZIP  Anchorge, AK 99510                                                              DATE OF REVISION

                          (a)                  (b)               (c)             (d)             (e)             (f)
- ------------------------------------------------------------------------------------------------------------------------
  Product             Gross unit or          Working          (a) x (b)        Royalty        (c) x (d)        Royalty
Description         Lease Production         Interest         (Bbls) or          Rate         (Bbls) or        In-Kind
                    (Bbls) or (MCF)         Ownership %         (MCF)            (%)            (MCF)         (Bbls) or
                                                                                                                (MCF)
- ------------------------------------------------------------------------------------------------------------------------
NGL                   1,782,693.00           39,79196%         709,368.50     12.50000%       88,671.07       31,478.23

- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS            1,782,693.00                             709,368.50                     88,671.07       31,478.23
- ------------------------------------------------------------------------------------------------------------------------


                           (g)                (h)                 (i)                (j)                   (k)
- ------------------------------------------------------------------------------------------------------------------------
  Product                Royalty            Royalty            Field Costs        (h) - (i)             (g) x (j)
Description             In-Value             Value              per Bbl            Reported              Royalty
                        (e) - (f)          $ per Bbl             or MCF           Royalty per            In-Value
                     (Bbls) or (MCF)       or (MCF)                               Bbl of MCF             Dollars
- ------------------------------------------------------------------------------------------------------------------------
NGL                     57,192.84           $8.98000            $3.400             $5.58000           $319,136.05


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS              57,192.84                                                                     $319,136.05
- ------------------------------------------------------------------------------------------------------------------------
*WEIGHTED AVERAGE VALUE

I declare that I have examined this report, including accompanying       (03) COTP                                          $ 0.00
shedules and statements, and to the best of my knowledge and             (04) Less field costs for RIK                      $ 0.00
belief it is true, correct, and complete.                                     Lease/Split Costs for RIK               ($107,025.98)
                                                                         (05) Revisions (attach                           ($644.39)
SIGNED  /s/ BARBARA B. AVE                                                    reconciliations or
                                                                              amended returns)                       -------------
TITLE Authorized Representative   TYPED NAME Barbara B. Ave              (06) Amount Due                             $  211,476.94
                                                                                                                     =============
PHONE NO. (907) 263-4965

DATE 3/25/94

GAS ROYALTY:  ATTACH FORM 10-422                                Mail With Applicable Attachments To: State of Alaska
OIL ROYALTY:  ATTACH FORM 10-405                                                                     Department of Natural Resources
OIL AND/OR                                                                                           Division of Oil and Gas
GAS ROYALTY:  VERIFICATION OF WIRE TRANSFER AMOUNTS OR A                                             Royalty Accounting Section
              COPY OF THE CHECK MADE IN PAYMENT OF ITEM (5)                                          P.O. Box 7034
              MUST BE ATTACHED.                                                                      Anchorage, Alaska 99510-7034

                                                             RECEIVED
                                                            MAR 31 1994
                                                       DIVISION OF OIL & GAS

ARS550P 00 PROD                                                STATE OF ALASKA                                              03/29/94
ARS550M 00                                                OIL ROYALTY REPORT SUMMARY                                        11:50:12

STATE OF ALASKA                                                                                  AMENDMENT: 00
DEPT. OF NATURAL RESOURCES                                                                   ROYALTY PAYER: BP EXPLORATION (ALASKA)
DIVISION OF OIL AND GAS                                                                                     P.O. BOX 196612
ROYALTY ACCOUNTING SECTION                                                                                  ANCHORAGE, AK 99519-6612
P.O. BOX 107034
ANCHORAGE, AK 99510-7034

                                                                                      FIELD, POOL OR LEASE: PRUDHOE BAY UNIT
                                                                                          PRODUCTION MONTH: FREBRUARY 1994
                                                                                               FILING DATE: 03/31/94
                                                                                                      PAGE: 1

                          (a)                  (b)               (c)             (d)             (e)             (f)
- ------------------------------------------------------------------------------------------------------------------------
  Product             Gross unit or          Working          (a) x (b)        Royalty        (c) x (d)        Royalty
Description         Lease Production         Interest           (Bbls)           Rate           (Bbls)        In-Kind
                         (Bbls)             Ownership %                                                        (Bbls)
- ------------------------------------------------------------------------------------------------------------------------
NGLCN                 1,782,693.00          18.7525446         334,300.30       12.500         41,787.54       14,834.60
OILCN                28,435,515.00          43.4290721      12,491,018.60       12.500      1,561,377.33      554,347.00
OILTP                    40,559.00
OILTR

- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS           30,277,767.00                          12,825,318.90                   1,603,144.87      569,181.60
- ------------------------------------------------------------------------------------------------------------------------


                           (g)                (h)                 (i)                (j)                   (k)
- ------------------------------------------------------------------------------------------------------------------------
  Product               (e) - (f)            Royalty            Field Costs        (h) - (i)             (g) X (j)
Description              Royalty              Value               $/Bbl            Reported               Royalty
                        In-Value              $/Bbl                                Royalty               In-Value
                         (Bbls)                                                     $/Bbl                 Dollars
- ------------------------------------------------------------------------------------------------------------------------
NGLCN                    26,952.94          7.8600               5.4500             2.4100                64,956.59
OILCN                 1,007,030.33          7.8600               0.7900             7.0700             7,119,704.43
OILTP
OILTR

- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS            1,033,983.27                                                                 (2) 7,184,661.02
- ------------------------------------------------------------------------------------------------------------------------

I declare that I have examined this report, including accompanying        (3) Topping plant                           7,184,661.02
schedules and statements, and to the best of my knowledge and                                                        $    5,820,78
belief it is true, correct, and complete.                                 (4) Less fields costs RIK-oil              $ -437,934.13
                                                                                processing fees RIK-Nols             $  -60,848.57
                                                                          (5) Revisions (attach amended
                                                                                returns or reconciliations)          $  254,908.19
SIGNED:  /s/ HAROLD S. WESSELLS                                           (6) Amount due ($)                         $6,928,607.29

TITLE:   ROYALTY OFFICER

DATE:    3/31/94

OIL ROYALTY:  ATTACH FORM 10-405

VERIFICATION OF WIRE TRANSFER AMOUNTS OR A COPY OF THE CHECK MADE IN
PAYMENT OF ITEM (6) MUST BE ATTACHED. MAIL APPLICABLE ATTACHMENTS
TO DEPARTMENT OF NATURAL RESOURCES AT ABOVE ADDRESS.

NOTES:
COLUMN 5 INCLUDES AMOUNT FOR AMENDED REPORTS FOR                             RECEIVED
JULY 1993 THROUGH DECEMBER 1993 AS REQUIRED PER                             MAR 31 1994
THE ANS SETTLEMENT AGREEMENT                                           DIVISION OF OIL & GAS

OIL RO RPT SUM                                                                                                  Page 1 of 2
REVISED 1/86                                         STATE OF ALASKA                                            UNIT: PRUDHOE BAY
DO&G #3-86                                      OIL ROYALTY REPORT SUMMARY                                      FIELD: PRUDHOE BAY
DNR 10-4030                          STATE OF ALASKA - DEPARTMENT OF NATURAL RESOURCES                          ZONE: PRUDHOE BAY


ROYALTY ADDRESS:    EXXON CORPORATION                                                      REPORT FOR         FEBRUARY 1994
                    P.O. BOX 4496                                                       REVISION NUMBER                0.00
                    HOUSTON, TEXAS 77210-4496                                            REVISION DATE

                          (A)                  (B)               (C)             (D)             (E)             (F)
- ------------------------------------------------------------------------------------------------------------------------
                      Gross unit             Working                                            Total          Royalty
  Product             Production            Interest        Working Interest    Royalty        Royalty         In-Kind
Description             (Bbls)              Ownership %          Bbls             Rate           Bbls            Bbls
- ------------------------------------------------------------------------------------------------------------------------
CRUDE                28,495,074.00          0.25641196       7,306,477.80       0.125000      913,309.73      322,917.60


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS
- ------------------------------------------------------------------------------------------------------------------------


                           (G)                (H)                 (I)                (J)                   (K)
- ------------------------------------------------------------------------------------------------------------------------

                         Royalty            Royalty                                Reported              Royalty
  Product               In-Value             Value             Field Costs         Royalty              In-Value
Description               Bbls            $ per Bbl             per Bbl            per Bbl               Dollars
- ------------------------------------------------------------------------------------------------------------------------
CRUDE                 590,392.10             8.610               0.790               7.820             4,616,666.22


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS                                 *                                       *             (2)   4,616,666.22
- ------------------------------------------------------------------------------------------------------------------------
*WEIGHTED AVERAGE VALUE

                                             ---------------------------------------------------
                                             PRINCIPAL           (1)INTEREST          (M)TOTAL
- ------------------------------------------------------------------------------------------------
(3) COTP GRAVITY ADJUSTMENT                   3,624.25              N/A                3,624.25
- ------------------------------------------------------------------------------------------------
(4) LESS FIELD COSTS FOR RJK               (255,104.90)             N/A             (255,104.90)
- ------------------------------------------------------------------------------------------------
(5) OTHER (EXPL. INCENTIVE CREDIT)                0.00              N/A                    0.00
- ------------------------------------------------------------------------------------------------
(6) SUBTOTAL ((2) THRU (5))               4,365,385.57                 0.00        4,365,385.57
- ------------------------------------------------------------------------------------------------
(7) REVISIONS                                     0.00                 0.00                0.00
- ------------------------------------------------------------------------------------------------
(8) TOTAL AMOUNT DUE ((6)+(7))            4,365,385.57                 0.00        4,365,385.57
- ------------------------------------------------------------------------------------------------

I declare that I have examined this report, including accompanying schedules and statements, and to the best of my knowledge and belief it is true, correct, and complete.

SIGNED BY     /s/ HYMES E. PERLIN for DCS
PRINTED NAME  DAVID C. SHAMPANG
TITLE         STATE ROYALTY UNIT SUPERVISOR                                            RECEIVED
PHONE NUMBER  (713) 658-8649                                                          MAR 31 1994
DATE          29-MAR-94                                                          DIVISION OF OIL & GAS

PREPARED BY   JEANNE USIE (713) 658-6691

OIL ROYRPTSUM                                                                                                    PAGE 1 OR 7
REVISED 1/88                                         STATE OF ALASKA                                             UNIT: PRUDHOE BAY
DO&G #3-86                                      OIL ROYALTY REPORT SUMMARY                                      FIELD: PRUDHOE BAY
DNR 10-4030                          STATE OF ALASKA - DEPARTMENT OF NATURAL RESOURCES                           ZONE: PRUDHOE BAY
                                                                                                                LEASE: PRUDHOE BAY

ROYALTY ADRESS:    EXXON CORPORATION                                                       REPORT FOR         FEBRUARY 1994
                   P.O. BOX 4498                                                        REVISION NUMBER                0.00
                   HOUSTON, TEXAS 77210-4496                                             REVISION DATE

                          (A)                  (B)               (C)             (D)             (E)             (F)
- ------------------------------------------------------------------------------------------------------------------------
  Product              Gross unit            Working       Working Interest    Royalty          Total          Royalty
Description            Production            Interest             Bbls           Rate          Royalty         In-Kind
                         (Bbls)             Ownership %                          (%)            Bbls           (Bbls)
- ------------------------------------------------------------------------------------------------------------------------
NGLS                 1,782,693.00           0.39791097       709,353.10         0.125000      88,669.14       31,477.50


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS
- ------------------------------------------------------------------------------------------------------------------------


                           (G)                (H)                 (I)                (J)                   (K)
- ------------------------------------------------------------------------------------------------------------------------
  Product                Royalty            Royalty            Field Costs         Reported              Royalty
Description             In-Value             Value             $ per Bbl        Royalty $ per            In-Value
                         (Bbls)            $ per Bbl                                 Bbl                 Dollars
- ------------------------------------------------------------------------------------------------------------------------
NGLS                  57,191.60              8.610               1.628               6.952             399,311.75


- ------------------------------------------------------------------------------------------------------------------------
(1) TOTALS                                 *                                       *            (2)    399,311.75
- ------------------------------------------------------------------------------------------------------------------------
*WEIGHTED AVERAGE VALUE

                                             ---------------------------------------------------
                                             PRINCIPAL          (1) INTEREST          (M)TOTAL
- ------------------------------------------------------------------------------------------------
(3) COTP GRAVITY ADJUSTMENT                       0.00              N/A                    0.00
- ------------------------------------------------------------------------------------------------
(4) LESS FIELD COST FOR RIK                 (51,243.37)             N/A             (51,245.37)
- ------------------------------------------------------------------------------------------------
(5) OTHER (EXPL. INCENTIVE CREDIT)                0.00              N/A                    0.00
- ------------------------------------------------------------------------------------------------
(6) SUBTOTAL ((2) THRU (5))                 346,066.38                 0.00          346,066.38
- ------------------------------------------------------------------------------------------------
(7) REVISIONS                                     0.00                 0.00                0.00
- ------------------------------------------------------------------------------------------------
(8) TOTAL AMOUNT DUE ((6)+(7))              346,066.38                 0.00          346,066.38
- ------------------------------------------------------------------------------------------------

I declare that I have examined this report, including accompanying schedules and statements, and to the best of my knowledge and belief it is true, correct, and complete.

SIGNED        /s/ HYMES E. PERLIN for DCS
PRINTED NAME: DAVID C. SHAMPANG
TITLE:        STATE ROYALTY UNIT SUPERVISOR                                            RECEIVED
PHONE NUMBER  (713) 658-8549                                                          MAR 31 1994
DATE          29-MAR-94                                                          DIVISION OF OIL & GAS

PREPARED BY   JEANNE USIE (713) 658-6691